                                                                    EXHIBIT 10.2

APPENDIX A - REVISED

                           RESTRICTED STOCK UNIT AWARD
                                MICHAEL K. BURKE
                    PERFORMANCE TARGETS AND VESTING SCHEDULE

I.       DEFINITIONS

         "Pre-Tax EPS Growth" shall mean growth in Pre-Tax EPS (as defined below) as measured at the end of each fiscal year of the Performance Period. Growth shall be measured off of the Base Year Pre-Tax EPX.

         "Base Year Pre-Tax EPX" shall mean Pre-Tax Operating Earnings Per Share divided by Fully Diluted Shares. Operating Earnings Per Share shall be the final Base Year earnings per share excluding certain items as approved by the Board consistent with past practice and reported by the company in its fiscal year end earnings release.

         "Fully Diluted Shares" shall mean total diluted shares as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, but shall exclude the dilutive effect of any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Investment Grade" shall mean an investment rating of not less than BBB- or Baa3 by one of the major rating agencies (Standard and Poors, Moodys Investor Service or Fitch). If, at the time of measurement, the Corporation's debt is not rated, then it shall be considered Investment Grade.

         "Pre-Tax Earnings" shall mean the Corporation's earnings before income taxes as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, excluding any non-cash charge incurred in accordance with accounting principles generally accepted in the United States of America (GAAP) for any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Pre-Tax EPS" shall mean Pre-Tax Earnings divided by Fully Diluted Shares.

II.      PERFORMANCE TARGETS

---------------------------------- ------------------------- ---------------------------- ----------------------------
135,000 Restricted Units               47,250 Threshold       108,000 Intermediate              135,000 Stretch
---------------------------------- ------------------------- ---------------------------- ----------------------------
Growth                                  8% Compounded              11% Compounded               15% Compounded

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Corporation's debt must be Investment Grade at the end of the Performance Period, and in any year in which vesting occurs.
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III.     VESTING SCHEDULE

The restrictions will lapse with respect to the corresponding number of Restricted Units associated with the performance targets set forth in II above based on the following schedule. This schedule shall be adjusted for any change in the number or class of shares of Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares.

"A" equals Base Year Pre-Tax EPX

Year 3 allocation                 EPS Growth         Share Alloc          x vesting         Shares earned
-----------------                 ----------
$2.04 - $2.18                      8%-10.4%             47,250                  15%              7,088

$2.19 - $2.45                    10.5%-14.9%           108,000                  15%             16,200

$2.46 +                              15%               135,000                  15%             20,250

Year 4 allocation                 EPS Growth         Share Alloc          x vesting         Shares earned
-----------------                 ----------

$2.20 - $2.41                      8%-10.4%             47,250                  20%              9,450

$2.42 - $2.82                    10.5%-14.9%           108,000                  20%             21,600

$2.83                                15%               135,000                  20%             27,000

Year 5 Allocation                                                                           Shares earned
-----------------

$2.38                                   8.0%            47,250                 100%             47,250

$2.39                                   8.1%            49,680                 100%             49,680

$2.40                                   8.2%            52,110                 100%             52,110

$2.41                                   8.3%            54,540                 100%             54,540

$2.42                                   8.4%            56,970                 100%             56,970

$2.44                                   8.5%            59,400                 100%             59,400

$2.45                                   8.6%            61,830                 100%             61,830

$2.46                                   8.7%            64,260                 100%             64,260

$2.47                                   8.8%            66,690                 100%             66,690

$2.48                                   8.9%            69,120                 100%             69,120

$2.49                                   9.0%            71,550                 100%             71,550

Year 5 Allocation                                                                           Shares earned
$2.50                                   9.1%            73,980                 100%             73,980

$2.52                                   9.2%            76,410                 100%             76,410

$2.53                                   9.3%            78,840                 100%             78,840

$2.54                                   9.4%            81,270                 100%             81,270

$2.55                                   9.5%            83,700                 100%             83,700

$2.56                                   9.6%            86,130                 100%             86,130

$2.57                                   9.7%            88,560                 100%             88,560

$2.59                                   9.8%            90,990                 100%             90,990

$2.60                                   9.9%            93,420                 100%             93,420

$2.61                                  10.0%            95,850                 100%             95,850

$2.62                                  10.1%            98,280                 100%             98,280

$2.63                                  10.2%           100,710                 100%            100,710

$2.64                                  10.3%           103,140                 100%            103,140

$2.66                                  10.4%           105,570                 100%            105,570

$2.67                                  10.5%           108,000                 100%            108,000

$2.68                                  10.6%           108,600                 100%            108,600

$2.69                                  10.7%           109,200                 100%            109,200

$2.71                                  10.8%           109,800                 100%            109,800

$2.72                                  10.9%           110,400                 100%            110,400

$2.73                                  11.0%           111,000                 100%            111,000

$2.74                                  11.1%           111,600                 100%            111,600

$2.75                                  11.2%           112,200                 100%            112,200

$2.77                                  11.3%           112,800                 100%            112,800

Year 5 Allocation                                                                           Shares earned
$2.78                                  11.4%           113,400                 100%            113,400

$2.79                                  11.5%           114,000                 100%            114,000

$2.80                                  11.6%           114,600                 100%            114,600

$2.82                                  11.7%           115,200                 100%            115,200

$2.83                                  11.8%           115,800                 100%            115,800

$2.84                                  11.9%           116,400                 100%            116,400

$2.86                                  12.0%           117,000                 100%            117,000

$2.87                                  12.1%           117,600                 100%            117,600

$2.88                                  12.2%           118,200                 100%            118,200

$2.89                                  12.3%           118,800                 100%            118,800

$2.91                                  12.4%           119,400                 100%            119,400

$2.92                                  12.5%           120,000                 100%            120,000

$2.93                                  12.6%           120,600                 100%            120,600

$2.95                                  12.7%           121,200                 100%            121,200

$2.96                                  12.8%           121,800                 100%            121,800

$2.97                                  12.9%           122,400                 100%            122,400

$2.98                                  13.0%           123,000                 100%            123,000

$3.00                                  13.1%           123,600                 100%            123,600

$3.01                                  13.2%           124,200                 100%            124,200

$3.02                                  13.3%           124,800                 100%            124,800

$3.04                                  13.4%           125,400                 100%            125,400

$3.05                                  13.5%           126,000                 100%            126,000

$3.06                                  13.6%           126,600                 100%            126,600

Year 5 Allocation                                                                           Shares earned
$3.08                                  13.7%           127,200                 100%            127,200

$3.09                                  13.8%           127,800                 100%            127,800

$3.11                                  13.9%           128,400                 100%            128,400

$3.12                                  14.0%           129,000                 100%            129,000

$3.13                                  14.1%           129,000                 100%            129,000

$3.15                                  14.2%           129,000                 100%            129,000

$3.16                                  14.3%           129,000                 100%            129,000

$3.17                                  14.4%           129,000                 100%            129,000

$3.19                                  14.5%           129,000                 100%            129,000

$3.20                                  14.6%           129,000                 100%            129,000

$3.22                                  14.7%           129,000                 100%            129,000

$3.23                                  14.8%           129,000                 100%            129,000

$3.24                                  14.9%           129,000                 100%            129,000

$3.26                                  15.0%           135,000                 100%            135,000


*(SHALL BE REDUCED BY SHARES EARNED, IF ANY, IN YEARS 3&4)

In the event of termination for a Qualified Reason, the number of shares earned shall be measured at the end of the fiscal year in which the termination for a Qualified Reason occurred, and shall be paid after the end of such fiscal year. Accordingly, no Restricted Units will vest if termination occurs during fiscal years 2006 or 2007.